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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported) - March 16, 2007

                                HEALTHSPORT, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                    0-23100                    22-2649848
         --------                    -------                    ----------
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             file number)              Identification No.)


                  7633 E 63rd Place, Suite 220, Tulsa, OK 74133
                    (Address of principal executive offices)

                                 (877) 570-4776
                          Registrant's telephone number



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01:        OTHER EVENTS

On March 16, 2007, HealthSport, Inc. ("HealthSport" or the "Company") through its wholly owned subsidiary InnoZen, Inc. ("InnoZen") completed, by receipt of a $150,000 prepayment, an exclusive marketing and distribution agreement with Schering Plough, S.A. de C.V. of Xochimilco, Mexico ("Schering"), a subsidiary of Schering-Plough Corporation, for InnoZen's Suppress Cough strip products. The agreement provides for the exclusive supply by InnoZen of both Suppress-Herbal and Suppress-Dextromethorphan to Schering and covers 35 Central, South American and Caribbean countries. Prior to marketing the product, Schering and InnoZen will work together to obtain a health registration for the products in Mexico. In addition, InnoZen has agreed to develop new edible film strip formulations and finished products for Schering Plough Latin America.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                     HEALTHSPORT, INC.



                                     BY /S/ DANIEL J. KELLY
                                        ----------------------------------------
                                        DANIEL J. KELLY, CHIEF EXECUTIVE OFFICER


DATE: JUNE 21, 2007